UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2006

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	Other Events

On March 12, 2006, Myriad Genetics, Inc. announced that data from its Phase 2 follow-on study of Flurizan™ in patients with mild Alzheimer’s disease is being presented at the 19th annual meeting of the American Association of Geriatric Psychiatry. The data suggest that study participants on 800 mg BID of Flurizan continued to demonstrate increasing benefit through month 21 in the area of cognition and memory loss and that they maintained more of their global function and activities of daily living than those on 400 mg BID of Flurizan or than the projected placebo. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(c)	The following exhibit is filed with this report:

Exhibit Number	Description

99.1	The Registrant’s press release dated March 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: March 12, 2006	By:	/s/ Peter D. Meldrum
Peter D. Meldrum President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	The Registrant’s press release dated March 12, 2006.

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